UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT: July 1, 2004           COMMISSION FILE NO. 0-22810
          (Date of earliest event reported)


                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                                               03-0311630
        (State or other jurisdiction of                       (I.R.S. Employer
        incorporation or organization)                       Identification No.)


              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of Principal Executive Offices)

         Registrant's Telephone No., including area code: (856) 778-2300


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Item 2. Acquisition of Assets of Industrial Vision Source and SecurityandMore(R)
        ------------------------------------------------------------------------

     On July 1, 2004, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), through its wholly owned subsidiary, Mace Security Products, Inc., acquired substantially all of the operating assets of two operating divisions, namely, Industrial Vision Source(R)("IVS") and SecurityandMore(R)("S&M"), of MDI Operating, L.P., a wholly owned subsidiary of American Building Control, Inc. The asset acquisition was pursuant to the terms of an Agreement for Purchase and Sale of Assets dated June 21, 2004 (collectively the "Agreement"), by and among the Registrant, MDI Operating, L.P., and American Building Control, Inc. (the "Sellers").

The assets (the "Purchased Assets") include substantially all of the assets of the Sellers used in the business of operating S&M and IVS, which are a supplier of "do-it-yourself" video surveillance and security equipment and a distributor of technologically advanced imaging components and video equipment, respectively.

The Sellers are neither affiliated with the Registrant nor with any of the Registrant's subsidiaries, affiliates, directors, officers, or any associates of any director or officer. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement which is filed herewith as Exhibit 2.1.

Pursuant to the Agreement for Purchase and Sale of Assets, Registrant purchased the assets for cash consideration of $5,688,000, subject to final adjustment as set forth in the Agreement. The source of funds used by the Registrant to acquire the Purchased Assets was the operating capital of the Registrant. The acquisition will be accounted for as a business combination in accordance with Statement of Accounting Standards No. 141, "Business Combinations."

Item 7. Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

          It is impracticable to provide the required financial statements of IVS and S&M at the time of the filing of this report. The required financial statements of IVS and S&M will be filed by amendment within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

          (b) Pro Forma Financial Information.

          It is impracticable to provide the required pro forma financial information of Mace Security International, Inc. at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed by amendment within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

          (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

          2.1 Agreement for Purchase and Sale of Assets by and among MDI Operating, L.P., American Building Control, Inc. and Mace Security Products, Inc.


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          99   Press Release dated July 6, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MACE SECURITY INTERNATIONAL, INC.

                                       By: /s/ Gregory M. Krzemien
                                           -----------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer


Date: July 13, 2004

Exhibit Index


     2.1 Agreement for Purchase and Sale of Assets by and among MDI Operating, L.P., American Building Control, Inc. and Mace Security Products, Inc.

     99   Press Release dated July 6, 2004.